SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the registrant    ☒

Filed by a party other than the registrant    ☐

Check the appropriate box:

☐ Preliminary proxy statement	☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)

☒ Definitive proxy statement

☐ Definitive additional materials

☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

HARBOR GLOBAL COMPANY LTD.

(Name of Registrant as Specified in Its Charter)

Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐    Fee paid previously with preliminary materials.

☐ Check	box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HARBOR GLOBAL COMPANY LTD.

One Faneuil Hall Marketplace

Boston, Massachusetts 02109

September 19, 2003

Notice of Annual General Meeting of Shareholders

to be held Monday, October 20, 2003

To our shareholders:

You are cordially invited to attend the Annual General Meeting of Shareholders (the “Annual Meeting”) of Harbor Global Company Ltd. (the “Company” or “Harbor Global”) on Monday, October 20, 2003, at 11:00 a.m., Bermuda time, at Conyers Dill & Pearman, Richmond House—Conference Suites—2nd floor, 12 Par-la-Ville Road, Hamilton HM 08, Bermuda, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1. To ratify and confirm the Board of Directors’ appointment of PricewaterhouseCoopers LLP as the independent auditor of the Company until the close of the Company’s 2003 Annual General Meeting at a fee to be agreed by the Directors acting through the Company’s Audit Committee; and

2. To appoint PricewaterhouseCoopers LLP as independent auditor for the Company until the close of the Company’s 2004 Annual General Meeting at a fee to be agreed to by the Directors acting through the Company’s Audit Committee; and

3. To transact any and all other business that may properly come before the Annual Meeting or any adjournment thereof.

Shareholders of record at the close of business on September 5, 2003, will be entitled to vote at the Annual Meeting, whether in person or by proxy.

It is important that a majority of the outstanding shares be represented at the Annual Meeting in person or by proxy. Therefore, regardless of the number of shares you own, you are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided in order that you will be represented, whether or not you expect to attend in person. If you attend the Annual Meeting, you may vote in person if you desire to do so, even if you have returned a proxy card.

The financial statements for the fiscal year ended December 31, 2002, and the auditor’s report thereon, shall be laid before the Annual Meeting in accordance with Section 84 of the Companies Act of 1981 of Bermuda. No vote or other action of the shareholders is required with respect to such financial statements.

By order of the Board of Directors,

John H. Valentine

Chairman of the Board

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY, OCTOBER 20, 2003

We are furnishing this proxy statement to shareholders of record of the Company in connection with the solicitation of proxies for use at the Annual Meeting to be held on Monday, October 20, 2003, at 11:00 a.m., Bermuda time, at Conyers Dill & Pearman, Richmond House—Conference Suites—2nd floor, 12 Par-la-Ville Road, Hamilton HM 08, Bermuda, and at any adjournments thereof, for the purposes set forth in the foregoing Notice of Annual General Meeting of Shareholders. The Notice of Annual General Meeting of Shareholders, this proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about September 19, 2003.

Voting Securities, Quorum and Vote Required

Only holders of record of common shares, par value $.0025 per share, of the Company (“Common Shares”) as of the close of business on September 5, 2003 (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were 5,655,311 Common Shares outstanding, constituting all of the outstanding voting securities of the Company. Shareholders are entitled to one vote for each Common Share held as of the Record Date.

A quorum of shareholders is necessary to hold a valid annual general meeting. A quorum will exist at the Annual Meeting if the holders of record as of the Record Date of a majority of the Common Shares outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. Shares held as of the Record Date by holders who are present in person or represented by proxy at the Annual Meeting, but who have abstained from voting or not voted with respect to some or all of such shares on any proposal to be voted on at the Annual Meeting, and shares represented by broker “non-votes” will be counted as present for purposes of establishing a quorum.

Approval of the proposal presented to the shareholders at the Annual Meeting requires the affirmative vote of a majority of the votes cast by the shareholders present in person or represented by proxy at the Annual Meeting. Shares represented by proxies which are marked “ABSTAIN” and shares represented by broker “non-votes” will not be considered votes cast and, thus, will have no effect on the outcome of the vote as to the proposal.

Proxies

Voting Your Proxy

You may vote in person at the annual meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

If you sign and return your proxy card to us in time for it to be voted at the Annual Meeting, Stephen G. Kasnet or Donald H. Hunter, each of whom is an executive officer of the Company, will vote your shares as you have directed on the proxy card. If you sign and timely return your proxy card but do not indicate how your shares are to be voted with respect to any of the proposals to be voted on at the Annual Meeting, your shares will be voted FOR such proposal(s).

The Board of Directors knows of no matters, other than Proposal No. 1 and Proposal No. 2 as set forth in the accompanying Notice of Annual General Meeting of Shareholders, to be presented at the Annual Meeting. If any other matter is properly presented at the Annual Meeting upon which a vote may properly be taken, shares represented by duly executed and timely returned proxy cards will be voted on any such matter in accordance with the judgment of the named proxies.

How to Vote by Proxy

You may vote by proxy by completing, signing, dating and returning your proxy card in the enclosed envelope. If you hold your shares through a broker or other custodian, you should check the voting form used by that firm to see if it offers telephone or Internet voting.

Revoking Your Proxy

You may revoke your proxy before it is voted at the Annual Meeting by:

•	sending in a new proxy with a later date;

•	notifying the Secretary of the Company in writing before the Annual Meeting that you have revoked your proxy; or

•	voting in person at the Annual Meeting.

Voting in Person

If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a proxy from your nominee authorizing you to vote your “street name” shares held as of the Record Date.

Proxy Solicitation

This solicitation is made on behalf of our Board of Directors, and we will bear the costs of the solicitation. Proxies may be solicited by telephone, telegraph, fax or personal interview by the directors, officers and employees of the Company and its affiliates, who will not receive additional compensation for the solicitation. We will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to shareholders.

Delivery Of Proxy Materials To Households

The Securities and Exchange Commission has implemented a rule permitting companies and brokers, banks or other intermediaries to deliver a single copy of the proxy statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is known as “householding.” Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only a single copy of the Company’s 2002 Annual Report and this Proxy Statement.

If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

Beneficial owners who reside at a shared address at which a single copy of the Company’s Proxy Statement is delivered may obtain a separate copy of the Company’s Proxy Statement without charge by sending a written request to HARBOR GLOBAL COMPANY LTD., One Faneuil Hall Marketplace, Boston, Massachusetts 02109. Attention: Donald H. Hunter, or by calling the Company at (617) 878-1600. The Company will promptly deliver a copy of its 2002 Proxy Statement upon request.

Not all brokers, banks or other intermediaries offer beneficial owners the opportunity to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, banker or other intermediary directly. Alternatively, if you want to revoke your consent to householding and receive separate proxy statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent.

PROPOSAL NO. 1

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS UNTIL THE CLOSE OF THE 2003 ANNUAL GENERAL MEETING OF THE COMPANY AT A FEE TO BE AGREED BY THE DIRECTORS ACTING THROUGH THE COMPANY’S AUDIT COMMITTEE

On June 26, 2003, the Company informed Deloitte & Touche LLP (“Deloitte”) of its intention to recommend to the Company’s shareholders the replacement of Deloitte as the Company’s independent auditors. On July 9, 2003, Deloitte resigned as the Company’s independent auditors effective immediately. Upon the unanimous recommendation of the audit committee, the Board of Directors of the Company voted to accept Deloitte’s resignation and appoint PricewaterhouseCoopers LLP (“PwC”) to fill the vacancy created by the resignation of Deloitte and serve as the Company’s new independent auditors.

The reports of Deloitte on the consolidated financial statements of the Company for the years ended December 31, 2002 and 2001, for which Deloitte’s Independent Auditors’ Reports were dated January 24, 2003 and February 5, 2002, respectively, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope. The reports did contain explanatory paragraphs relative to the Company’s adoption of SFAS No. 142 “Goodwill and Other Intangible Assets” in 2002 and relative to the Company’s reclassification of discontinued operations associated with the expected sale of a subsidiary in 2001.

In connection with its audits for the two most recent fiscal years and through July 9, 2003, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte would have caused them to make reference thereto in their report on the Harbor Global’s consolidated financial statements for such periods.

During the two most recent years and through July 9, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v).

During the two most recent fiscal years and through July 9, 2003, the Company has not consulted with PwC regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

As required by securities laws, the Company filed a Current Report on Form 8-K, dated July 9, 2003, with the Securities and Exchange Commission announcing the change in auditors. A letter from Deloitte, dated July 11, 2003, stating that they agreed with the disclosures in the Form 8-K regarding the change of auditors was filed as Exhibit 16 to such Current Report on Form 8-K.

The Board of Directors of the Company recommends that the shareholders ratify and confirm the Board of Directors’ appointment of PwC as the independent auditors of the Company until the close of the 2003 Annual General Meeting at a fee to be agreed by the Directors acting through the Company’s Audit Committee.

The Board of Directors recommends a vote FOR Proposal No. 1 to ratify and confirm the Board of Directors’ appointment of PwC as the independent auditors of the Company until the close of the 2003 Annual General Meeting at a fee to be agreed by the Directors acting through the Company’s Audit Committee.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR THE COMPANY UNTIL THE CLOSE OF THE COMPANY’S 2004 ANNUAL GENERAL MEETING AT A FEE TO BE AGREED BY THE DIRECTORS ACTING THROUGH THE COMPANY’S AUDIT COMMITTEE.

The Audit Committee recommended that the Board of Directors recommend, and the Board of Directors has recommended, PwC as the Company’s independent auditors until the close of the Company’s 2004 Annual Meeting. The Board of Directors recommends that the shareholders appoint PwC as the Company’s independent auditor until the close of the Company’s 2004 Annual Meeting. If the shareholders do not appoint PwC as the Company’s independent auditor until the close of the Company’s 2004 Annual Meeting., PwC as independent auditors in office shall continue in office until a successor is appointed. In addition, the Board of Directors recommends that the shareholders delegate to the Directors acting through the Audit Committee the authority to fix the auditor’s fee until the close of the Company’s 2004 Annual Meeting.

PwC has audited the Company’s consolidated financial statements since the resignation of Deloitte, as discussed under Proposal No. 1, above.

It is anticipated that one or more representatives of PwC will be present at the Annual Meeting with an opportunity to make a statement, if desired, and will be available to answer appropriate questions from shareholders who are present.

Audit Fees

The Company paid audit fees in the aggregate of approximately $258,000 to Deloitte for the audit of the Company’s financial statements for the fiscal year ended December 31, 2002 and for reviews of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q for the first three quarters of fiscal year ended December 31, 2002.

Financial Information Systems Design and Implementation Fees

There were no services provided by Deloitte to the Company for the design and implementation of financial information systems during the last fiscal year.

All Other Fees

There were no additional fees billed by Deloitte to the company for non-audit services.

The Board of Directors recommends a vote FOR Proposal No. 2 to appoint PwC as independent auditor for the Company until the close of the Company’s 2004 Annual General Meeting at a fee to be agreed to by the Directors acting through the Company’s Audit Committee.

BOARD OF DIRECTORS AND ITS COMMITTEE

Directors serving until the annual meeting in 2005.

John F. Cogan, Jr Age 77	JOHN F. COGAN JR. has been a Director of Harbor Global since October 2001. Mr. Cogan is Deputy Chairman and Director of Pioneer Global Asset Management S.p.A. He is also Chairman of the Board and a Director of Pioneer Investment Management USA Inc. and a Director of Pioneer Investment Management, Inc., Chairman and President of the Pioneer Group of Mutual Funds, a Director of Pioneer Alternative Investments Limited (Ireland), President and Director of Pioneer Alternate Investment Managment Limited (Bermuda) (formerly Momentum Asset Management Limited) and its affiliates. Mr. Cogan has been a Director of Open Join-Stock Company “PIOGLOBAL Investment Fund” since 1995. From 1963 to October 24, 2000, he was President, Chief Executive Officer and a Director of The Pioneer Group, Inc. (“Pioneer Group”) From 1978 to 1980, he was Chairman of the Investment Company Institute (“ICI”) and is currently a member of the Board of Governors of the ICI. From 1983 to 1986, Mr. Cogan was a member of the Board of Governors of the National Association of Securities Dealers, Inc. and was a member of its Legal Advisory Board from 1988 through 1994. From 1987 to 1994, he was Chairman of ICI Mutual Insurance Company and currently is a Director of that company. Mr. Cogan currently is Of Counsel at Hale and Dorr LLP, Boston, Massachusetts.

John D. Curtin, Jr. Age 70	JOHN D. CURTIN JR. has been a Director of Harbor Global since June 2000. Mr. Curtin served as a Director of Pioneer Group from February 2000 to October 2000. From 1995 to 1998, Mr. Curtin was the Chairman, President and Chief Executive Officer of Aearo Corporation, a provider of personal safety equipment. Prior to 1995, Mr. Curtin was the Executive Vice President and Chief Financial Officer of Cabot Corporation, a global specialty chemicals and materials company. Mr. Curtin currently serves as a Director of Aearo Corporation, Hamilton Thorne Bio Sciences Inc. and Nano-C, LLC.

W. Reid Sanders Age 54	W. REID SANDERS has been a Director of Harbor Global since June 2000. Mr. Sanders served as a Director of Pioneer Group from February 2000 to October 2000. Prior to retiring in 1999, Mr. Sanders was a Director and Executive Vice President of Southeastern Asset Management, Inc., an investment management firm that he co-founded in 1975. He also served as President of the Longleaf Partners Mutual Funds. In addition, Mr. Sanders serves as a Trustee of The Hugo Dixon Foundation and Rhodes College, Trustee and member of the Executive Committee of the Dixon Gallery and Gardens and Vice Chairman and member of the Board of Trustees of the Hutchinson School.

John H. Valentine Age 79	JOHN H. VALENTINE has been a Chairman of the Board of Harbor Global since June 2000. Mr. Valentine served as a Director of Pioneer Group from 1985 to October 2000. Mr. Valentine is a Trustee of Boston Medical Center and formerly served as Vice Chairman of the Board of Directors and Treasurer of that institution. He is also Director of Entrepreneurial Management at Boston University Health Policy Institute. From 1980 to 1990, Mr. Valentine was a consultant to

T.A. Associates, a manager of venture capital. From 1972 to 1975, Mr. Valentine was a partner of Tucker Anthony & R.L. Day, a member of the New York Stock Exchange. Mr. Valentine is a member of the Advisory Committees of the Thompson Island Outward Bound Education Center and was a Trustee of that institution. In addition, Mr. Valentine is a member of the Advisory Committee of Phontonics Laboratory at Boston University.

During 2002, the Board of Directors of the Company held 5 regular meetings, and acted by unanimous written consent on 5 occasions.

The Board of Directors has designated one standing committee, the Audit Committee, consisting of Messrs. Curtin, Sanders and Valentine each of whom is independent under the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee held 5 regular meetings during 2002. The Audit Committee is responsible for: (1) serving as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (2) reviewing and assessing audit efforts of the Company’s independent auditor and any internal auditing initiatives; and (3) providing an avenue for open communication among the Company’s independent auditor, financial and senior management, and the Board of Directors. The responsibilities and authority of the Audit Committee are described in detail in the Audit Committee Charter attached hereto as Appendix A, which has been adopted by the Board of Directors. The report of the Audit Committee in respect of fiscal year 2002 is included elsewhere in this proxy statement.

The Company does not have a Compensation Committee or other Board of Directors committee performing similar functions. All decisions regarding compensation are made by the Company’s Board of Directors.

DIRECTOR COMPENSATION

Each Harbor Global Director is entitled to receive $20,000 annually as compensation for serving on the Company’s Board of Directors. This annual compensation assumes the Board of Directors will meet four times annually and that each Director attends all four meetings. If the Board of Directors meets fewer than or more than four times annually, or a Director is unable to attend a meeting, each Director shall be paid $5,000 per meeting attended. In addition, the Company’s Directors are entitled to be reimbursed for out of pocket expenses incurred in connection with attendance at any meeting of the Board of Directors or any committee meeting of the Board of Directors. Each of the Company’s Directors was paid $25,000 in Director’s fees in 2002.

On November 2, 2000, the Company’s Board of Directors approved the adoption of the Harbor Global Company Ltd. Non-employee Director Share Plan in accordance with the approval obtained from Pioneer Group, the Company’s sole shareholder, on October 23, 2000. Pursuant to the plan, on each anniversary of October 24, 2000, each Director of the Company who is not an employee will be granted 1,500 Common Shares in consideration of each non-employee Director’s future services as a Director. The plan became effective upon adoption by the Board of Directors and will terminate upon the earlier of (i) October 24, 2005, (ii) the grant of all of the Common Shares reserved for issuance under the plan, or (iii) the termination of the plan by the Board of Directors in accordance with the terms of the plan. 6,000 Common Shares were granted under this plan during fiscal year 2002.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following table sets forth information concerning the individuals who are executive officers of Harbor Global. Each individual has been elected to the office indicated and serves at the discretion of the Harbor Global Board of Directors.

Name	Age	Position
Stephen G. Kasnet	58	President and Chief Executive Officer
Donald H. Hunter	46	Chief Operating Officer and Chief Financial Officer
Catherine V. Mannick*	48	Senior Vice President and General Counsel

*	Effective as of December 31, 2002, Catherine V. Mannick is no longer an officer of the Company or an employee of Calypso Management LLC (“Calypso Management”).

STEPHEN G. KASNET has been the President and Chief Executive Officer of Harbor Global since June 2000 and has been President of PREA, L.L.C. since 1996. From 1998 to 2000, Mr. Kasnet was Executive Vice President of Pioneer Group and the President of Pioneer Global Investments, a division of Pioneer Group. From 1995 to 1998, Mr. Kasnet was a Vice President of Pioneer Group. Mr. Kasnet served as a Managing Director of First Winthrop Corporation and Winthrop Financial Associates. Mr. Kasnet serves as a Director of Closed Joint-Stock Company “Pioglobal Asset Management”, as investment management and Open Join-Stock Company “PIOGLOBAL Investment Fund.” He is also President of Pioglobal Omega, L.L.C, PIOGlobal Corporation and Pioglobal First Russia, Inc. (formerly Pioneer First Russia, Inc.) (“Pioglobal First Russia”) In addition, Mr. Kasnet serves as a Director of Rubicon Limited and FTD, Inc. Mr. Kasnet served as Chairman of the Board of Directors of Warren Bancorp and Warren Five Cents Savings Bank from 1986 to 2002. Mr. Kasnet has served as President and Chief Executive Officer for Calypso Management since June 2000.

DONALD H. HUNTER has been Chief Operating Officer and Chief Financial Officer of Harbor Global since June 2000. From 1998 to 2000, Mr. Hunter was the Senior Vice President and Chief Operating Officer of Pioneer Global Investments, a division of Pioneer Group. From 1992 to 1998, Mr. Hunter was the Manager of International Finance at Pioneer Group. Prior to 1992, Mr. Hunter served in various finance roles at Pioneer Group and General Electric Company. Mr. Hunter serves as a Director of Open Join-Stock Company “PIOGLOBAL Investment Fund.” He is Vice President and Treasurer of Pioglobal Omega, L.L.C., PIOGlobal Corporation, Pioglobal First Russia and PREA L.L.C. Mr. Hunter has served as Chief Operating Officer, Chief Financial Officer and Treasurer for Calypso Management since June 2000.

CATHERINE V. MANNICK was Senior Vice President and General Counsel of Harbor Global from July 2000 to December 31, 2002. From 1996 to 2000, Ms. Mannick served as Assistant General Counsel of Pioneer Group, during which time she oversaw Pioneer Group’s Russian legal matters. From 1998 to 2000 she was a Vice President of Pioneer Group. From 1991 to 1996, Ms. Mannick was Of Counsel at Hale and Dorr LLP in the firm’s corporate department. Ms. Mannick was Secretary of Pioglobal Omega, L.L.C., PIOGlobal Corporation and Pioglobal First Russia. Ms. Mannick served as Secretary for Calypso Management from June 2000 to December 31, 2002 and as Executive Vice President of Calypso Management from October 2000 to December 31, 2002.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents the number of Common Shares beneficially owned as of September 5, 2003 unless otherwise indicated, by:

•	each person or entity known by Harbor Global to own more than five percent of its issued and outstanding Common Shares;

•	each director of Harbor Global;

•	each executive officer of Harbor Global; and

•	all directors and officers of Harbor Global as a group.

Unless otherwise indicated, each person or entity has sole voting and investment power with respect to the shares listed opposite such person’s or entity’s name. Unless otherwise indicated, the percentages set forth below are based upon a total of 5,649,311 Common Shares outstanding as of September 5, 2003.

Beneficial Owner	Number of Shares		Percent of Outstanding Shares
John F. Cogan, Jr+ Pioneer Investment Management USA Inc. 60 State Street Boston, MA 02109	799,499	(1)	14.14%

Gabelli Funds, LLC One Corporate Center Rye, NY 10580	751,640	(2)	13.29%

S. Muoio & Co. LLC 509 Madison Avenue, Suite 406 New York, NY 10022	736,522	(3)	13.02%

Duetsche Bank AG Taunusanlage 12, D-60325 Frankfurt on Main, Germany	522,453	(4)	9.24%

Perry Corp 599 Lexington Avenue New York, NY 10022	399,775	(5)	7.07%

Citigroup Inc. 425 Park Avenue New York, NY 10043	371,098	(6)	6.56%

Tudor Proprietary Trading, L.L.C. 1275 King Street Greenwich, CT 06831	320,540	(7)	5.67%

W. Reid Sanders+	33,000		*

John H. Valentine+	13,600		*

John D. Curtin Jr+	13,000		*

Stephen G. Kasnet+	33,333		*

Donald H. Hunter+	1,051		*

Catherine V. Mannick+	377		*

All directors and officers of Harbor Global as a group (7 persons)	893,860		15.81%

*	Denotes ownership of less than 1% of outstanding Common Shares of Harbor Global Common Stock.

+	Denotes a director or executive officer of Harbor Global.

(1)	Consists of 700,631 Common Shares with respect to which Mr. Cogan exercises sole voting and investment power and 98,868 Common Shares with respect to which Mr. Cogan exercises shared voting and investment power. This information is based solely on information provided by the shareholder in Amendment No. 1 to Schedule 13D/A, dated December 8, 2000 and filed with the Securities and Exchange Commission on December 8, 2000 as well as Form 4, dated October 24, 2002 and filed with the Securities and Exchange Commission on October 25, 2002.

(2)	Consists of Common Shares held by a variety of investment advisory and investment company clients, over which shares GAMCO Investors, Inc., Gabelli Funds, LLC, Gabelli Asset Management, Inc. or one of their affiliates exercises sole voting and investment power. This information is based solely on information provided by Gabelli Funds, LLC in Amendment No. 1 to Schedule 13D/A, dated November 9, 2000, and filed with the Securities and Exchange Commission on March 14, 2003.

(3)	Consists of 511,282 Common Shares over which S. Muoio & Co. LLC exercises shared voting and investment power and 225,240 Common Shares over which S. Muoio & Co. LLC exercises sole voting and investment power. The foregoing is based solely on information provided by the shareholder in Amendment No.4 to Schedule 13G/A, dated January 8, 2003, and filed with the Securities and Exchange Commission on January 17, 2003 as well as Form 4, dated April 10, 2003 and filed with the Securities and Exchange Commission on April 11, 2003.

(4)	Consists of Common Shares over which Deutsche Bank AG exercises sole voting and investment power. The foregoing is based solely on information provided by the shareholder in Schedule 13G, dated February 7, 2002, and filed with the Securities and Exchange Commission on February 7, 2002.

(5)	Consists of Common Shares over which Perry Corp. exercises sole voting and investment power. The foregoing is based solely on information provided by the shareholder in Amendment No. 3 to Schedule 13G/A, dated February 10, 2003, and filed with the Securities and Exchange Commission on February 10, 2003.

(6)	Consists of Common Shares which Citigroup Inc. (“Citigroup”) indirectly beneficially owns, through its holding company structure representing: (i) 350,098 Common Shares beneficially owned by Salomon Brothers Holding Company Inc (“Salomon”) over which Salomon, Salomon Smith Barney Holdings Inc. (“SSB Holdings”) and Citigroup exercise shared voting and investment power; (ii) 6,000 Common Shares beneficially owned by a subsidiary of SSB Holdings over which SSB Holdings and Citigroup exercise shared voting and investment power; and (iii) 15,000 Common Shares beneficially owned by another subsidiary of Citigroup over which Citigroup exercises shared voting and investment power. The foregoing is based solely on information provided by Citigroup, Salomon and SSB Holdings in Schedule 13D, dated April 24, 2002, and filed with the Securities and Exchange Commission on May 6, 2002.

(7)	Consists of Common Shares over which Tudor Proprietary Trading, L.L.C. exercises shared voting and investment power with Paul Tudor Jones, III. Because Mr. Jones is the indirect controlling equity holder of Tudor Proprietary Trading, L.L.C., Mr. Jones may be deemed to beneficially own the shares. Mr. Jones disclaims such beneficial ownership. The foregoing is based solely on information provided by the shareholder in Amendment No.1 to Schedule 13G/A, dated February 1, 2002, and filed with the Securities and Exchange Commission on February 5, 2002.

EXECUTIVE COMPENSATION

Although Mr. Kasnet and Mr. Hunter are executive officers of Harbor Global, and Ms. Mannick was an executive officer until December 31, 2002, Harbor Global does not directly pay compensation to these individuals. Instead, the amended and restated administration and liquidation agreement between Harbor Global and Calypso Management provides that Harbor Global will pay the operating expenses of Calypso Management, including compensation of Mr. Kasnet and Mr. Hunter and of Ms. Mannick through December 31, 2002. On July 10, 2003, Mr. Kasnet’s employment agreement was extended by the mutual agreement of Mr. Kasnet and the Board of Directors of Harbor Global until October 24, 2005.

The following table sets forth information regarding compensation earned by the Chief Executive Officer and other executive officers of the Company during fiscal years 2002, 2001 and 2000. Although Mr. Kasnet, Mr. Hunter and Ms. Mannick became executive officers of Harbor Global beginning in June 2000, June 2000 and July 2000, respectively, they were also employees of Pioneer Group through October 24, 2000 and thus were compensated by Pioneer Group through October 24, 2000. Therefore, the information set forth below includes compensation earned by the listed individuals as employees of Pioneer Group from January 1, 2000 through October 24, 2000 and as employees of Calypso Management from October 25, 2000 through December 31, 2002. The information set forth below includes compensation earned by the listed individuals as employees of Pioneer Group from January 1, 2000 through October 24, 2000 and as employees of Calypso Management from October 25, 2000 through December 31, 2002.

	Annual Compensation (1)			Long Term Compensation (4)		All Other Compensation (5)
Name and Principal Position	Fiscal Year	Salary ($) (2)	Bonus ($) (3)	Restricted Stock Awards ($)	Securities Underlying Options (#)
Stephen G. Kasnet President, Chief Executive Officer	2002 2001 2000	325,000 325,000 308,589	325,000 325,000 495,000	— — 61,861	— — —	2,888,927 76,978 245,301
Donald H. Hunter Chief Operating Officer, Chief Financial Officer	2002 2001 2000	250,000 250,000 233,027	250,000 250,000 375,000	— — 37,291	— — —	637,453 26,290 744,100
Catherine V. Mannick* Senior Vice President, General Counsel	2002 2001 2000	195,000 185,000 170,585	49,000 42,000 30,000	— — 10,102	— — —	149,210 22,224 225,343

*	Effective as of December 31, 2002, Catherine V. Mannick is no longer an officer of the Company or an employee of Calypso Management.

(1)	Fiscal year 2000 excludes cash payments of $205,000, $716,651 and $205,923 to Mr. Kasnet, Mr. Hunter and Ms. Mannick, respectively, paid by Pioneer Group pursuant to agreements entered into with Pioneer Group which provided for such payments upon the termination of Mr. Kasnet’s, Mr. Hunter’s and Ms. Mannick’s employment with Pioneer Group.

(2)	Fiscal year 2000 includes $63,000, $48,527 and $32,885 paid to Mr. Kasnet, Mr. Hunter and Ms. Mannick, respectively, by Harbor Global through Calypso Management since October 24, 2000.

(3)	Fiscal year 2000 includes $195,000, $175,000 and $30,000 paid to Mr. Kasnet, Mr. Hunter and Ms. Mannick respectively, by Harbor Global through Calypso Management as amounts earned under a bonus plan for the Company’s officers enabling Mr. Kasnet and Mr. Hunter to receive annual bonus payments up to 100% of their respective salaries and Ms. Mannick to receive annual bonus payments up to 50% of her salary based upon the achievement of performance goals that are established by the Harbor Global Board of Directors. The 2002, 2001 and 2000 bonuses were reviewed and approved by the Board of Directors.

(4)

All restricted stock awards represent shares of Pioneer Group common stock. Dollar values of 2000 restricted stock awards are based on the closing market price of Pioneer Group common stock on the date of grant. In connection with the merger of UniCredito Italiano, S.p.A. and Pioneer Group, all restricted stock granted by Pioneer Group became fully vested prior to the consummation of the merger, and on October 24, 2000, each issued and outstanding share of Pioneer Group common stock converted into the right to receive a cash payment of $43.50 per share, and each outstanding option converted into the right to receive a cash payment equal to the excess of $43.50 over the per share exercise price of such option.

(5)	Fiscal year 2002 includes contributions of $15,161 to each of Mr. Kasnet, Mr. Hunter, and Ms. Mannick made by Calypso Management under its 401(K) plan and qualified benefit plans. Payments of $62,360, $17,633, and $14,049 were paid to Mr. Kasnet, Mr. Hunter, and Ms. Mannick, respectively as supplemental pension payments by Calypso Management. Additionally payments of $1,007,766, $604,659, and $120,000 were paid to Mr. Kasnet, Mr. Hunter, and Ms. Mannick representing a portion of the management fee paid to Calypso Management by Harbor Global in connection with the distribution made to Harbor Global shareholders in October 2002. Mr. Kasnet’s compensation also includes a $1,800,000 signing and retention bonus and $3,640 for life insurance coverage. Fiscal year 2001 includes contributions made by Calypso Management under its 401(K) plan and qualified benefit plans for the benefit of Mr. Kasnet, Mr. Hunter, and Ms. Mannick in the amounts of $9,251, $8,657 and $8,175, respectively. Additionally, fiscal year 2001 includes payments of $62,360, $17,633 and $14,049 which were paid to Mr. Kasnet, Mr. Hunter, and Ms. Mannick, respectively as supplemental pension payments by Calypso Management and $5,367 paid to Mr. Kasnet for life insurance coverage. Fiscal year 2000 includes cash payments of $205,000, $716,651 and $205,923 to Mr. Kasnet, Mr. Hunter and Ms. Mannick respectively, paid by Pioneer Group pursuant to agreements entered into with Pioneer Group, which provided for such payments upon the termination of employment with Pioneer Group. Fiscal year 2000 also includes contributions made by Pioneer Group under its 401(k) and qualified benefit plans for the benefit of Mr. Kasnet, Mr. Hunter, and Ms. Mannick in the amounts of $15,126, $9,948 and $11,199, respectively, and contributions made by Calypso Management under its 401(k) plan since October 24, 2000 for the benefit of Mr. Kasnet and Mr. Hunter in the amounts of $2,500 and $1,925, respectively. Fiscal year 2000 also includes $17,308, $15,576, and $8,221 of vacation pay paid to Mr. Kasnet, Mr. Hunter and Ms. Mannick, respectively, upon termination of their employment with Pioneer Group. Includes $5,367 paid to Mr. Kasnet for life insurance coverage

During fiscal year 2000, Mr. Kasnet exercised options to purchase 142,500 shares of Pioneer Group common stock for an aggregate realized value of $6,228,832.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors, officers and shareholders who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 (and amendments thereto) furnished to the Company during or in respect of the fiscal year ended December 31, 2002, the Company is not aware of any Director, executive officer or beneficial owner of more than 10% of the outstanding Common Shares who or which has not timely filed reports required by Section 16(a) of the Exchange Act in respect of fiscal year 2002.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following Audit Committee Report shall not be incorporated by reference into any such filings and shall not otherwise be deemed to be filed under such Acts.

The Audit Committee of the Harbor Global Company Ltd. Board of Directors (the “Committee”) is composed of three non-employee Directors and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are John D. Curtin Jr. (Chairman), John H. Valentine and W. Reid Sanders.

The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding financial matters. The Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system;

•	review and assess audit efforts of the Company’s independent auditors and any internal auditing initiatives; and

•	provide an avenue of open communication among the Company’s independent auditors, financial and senior management, and Board of Directors.

In this context, the Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2002 with the Company’s management. The Committee has discussed with Deloitte & Touche LLP, the Company’s independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

Deloitte & Touche LLP has provided to the Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee has discussed the independence of Deloitte and Touche LLP with that firm.

Based upon the Committee’s discussion with management and the independent accountants and the Committee’s review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

John D. Curtin Jr. (Chairman)

John H. Valentine

W. Reid Sanders

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On July 10, 2003, Harbor Global entered into an amended and restated administration and liquidation agreement with Calypso Management pursuant to which Calypso Management manages the liquidation of Harbor Global and operates Harbor Global’s assets pending their liquidation. Calypso Management is owned and operated by Mr. Kasnet and Mr. Hunter. Mr. Kasnet is the President and Chief Executive Officer and Mr. Hunter is the Chief Operating Officer and Chief Financial Officer of Calypso Management. Calypso Management performs its services pursuant to operating plans and budgets approved by the Harbor Global Board of Directors in accordance with the amended and restated administration and liquidation agreement. In addition, key employees of Calypso Management perform their services as officers of Harbor Global under the supervision of the Harbor Global Board of Directors.

The amended and restated administration and liquidation agreement provides that Harbor Global pays the operating expenses of Calypso Management incurred in connection with the provision of services to Harbor Global. These operating expenses include annual salaries for Mr. Kasnet and Mr. Hunter of $325,000 and $250,000, respectively, plus annual bonuses of up to 100% of such base salary, depending upon the achievement of performance goals established by the Harbor Global Board of Directors. The operating expenses include the annual salaries of other employees of Calypso Management. Calypso Management provides the services of Mr. Kasnet, Mr. Hunter and other employees to act as officers and employees of Harbor Global. The provision of services to Harbor Global by Calypso Management, Mr. Kasnet and Mr. Hunter is exclusive, and Calypso Management, Mr. Kasnet and Mr. Hunter do not render services to other persons or entities without the prior written consent of the Harbor Global Board of Directors.

As compensation for its provision of services to Harbor Global, Calypso Management receives a portion of the net proceeds distributed from the liquidation of Harbor Global’s assets, generally according to the following schedule:

•	with respect to the first $36 million in net proceeds to be distributed, Calypso Management shall receive a payment equal to 10% of such net proceeds;

•	with respect to the next $72 million in net proceeds to be distributed, Calypso Management shall receive a payment equal to 7.5% of such net proceeds; and

•	with respect to any additional net proceeds to be distributed, Calypso Management shall receive a payment equal to 10% of such net proceeds.

Net proceeds do not include any unexpended portion of the $19.1 million contributed by Pioneer Group to Harbor Global. However, because Harbor Global entered into a transaction in which it was released from its indirect obligation to fulfill its existing capital commitment of approximately $5.4 million to the Pioneer Polish Real Estate Fund, $5.4 million of the amount contributed by Pioneer Group is included in the calculation of net proceeds. In addition, the proceeds received by Pioglobal Goldfields II in connection with the sale of its Ghanaian gold mine to Ashanti are not subject to the preceding schedule. Instead, Calypso Management will receive only 5% of the Ashanti proceeds that are distributed to shareholders.

In addition, if an individual, entity or group acquires at least 80% of the Company’s outstanding common shares or Harbor Global is a party to a merger, reorganization or similar business combination and the shareholders immediately prior to such transaction cease to own at least 50% of the outstanding common shares and voting power entitled to vote generally in the election of directors of the resulting entity, Calypso Management is entitled to receive a portion of the consideration, in accordance with the compensation schedule described above, as would be received by all shareholders if all of the outstanding common shares were sold at the valuation of Harbor Global based on the per share consideration received by each shareholder who sold, exchanged or otherwise disposed of shares in the transaction. In addition, in the event of a change in control (as defined in the agreement) coupled with a material change in the engagement status of Calypso Management or the employment status of its principal officers, Calypso Management will be paid a cash amount equal to a portion of the value of the underlying assets, in accordance with the compensation schedule described above, with such value determined pursuant to a predetermined valuation schedule.

The amended and restated administration and liquidation agreement has a term ending on October 24, 2005, but may be extended upon the mutual agreement of the parties for additional one-year terms until Harbor Global is liquidated. In addition, Harbor Global may terminate the agreement in the event of:

•	Mr. Kasnet’s death or disability or other termination of his employment with Calypso Management;

•	an uncured failure by Calypso Management to follow a reasonable direction of the Harbor Global Board of Directors;

•	a material breach by Mr. Kasnet of his employment agreement with Calypso Management; or

•	an act by Calypso Management in connection with its services to Harbor Global constituting bad faith, fraud or willful misconduct.

Calypso Management is not entitled to the payments described above following a termination of the agreement. In addition, the agreement will be automatically terminated in the event of a change in control (as defined in the agreement) of Harbor Global occurs coupled with a material change in the engagement status of Calypso Management or the employment status of its principal officers, In such event, Harbor Global’s obligation to pay Calypso Management a cash amount equal to a portion of the value of the underlying assets will survive the termination of the agreement.

As part of the amended and restated administration and liquidation agreement, Calypso Management has agreed to customary confidentiality and non-competition covenants with respect to Harbor Global. In addition, in accordance with the amended and restated administration and liquidation agreement Harbor Global paid a $1.8 million signing and retention bonus to Mr. Kasnet on October 24, 2002.

Mr. Kasnet and Mr. Hunter each entered into employment agreements with Calypso Management as of August 8, 2000. The employment agreements provide for salaries and bonuses as described above in connection with the amended and restated administration and liquidation agreement. Mr. Kasnet’s employment may be terminated by Mr. Kasnet upon 120 days prior written notice to Calypso Management and Harbor Global. The term of Mr. Kasnet’s employment agreement expires with the term of the amended and restated administration and liquidation agreement. The employment agreement provides that Mr. Kasnet will be entitled to receive 50% of the amounts paid by Harbor Global to Calypso Management from the liquidation of Harbor Global’s assets. However, Mr. Kasnet’s allocation percentage is reduced to 33 1/3% of amounts paid by Harbor Global to Calypso Management with respect to distributions of more than $36 million in the aggregate and up to $108 million in the aggregate. Calypso Management, at the direction of the Harbor Global Board of Directors, may terminate Mr. Kasnet in the event he:

•	materially breaches the employment agreement or the amended and restated administration and liquidation agreement;

•	is convicted of a felony;

•	fails to follow a reasonable direction of the Harbor Global board of directors; or

•	becomes disabled.

Mr. Hunter’s employment agreement provides that Mr. Hunter’s employment with Calypso Management is at will, subject to termination by either Calypso Management or Mr. Hunter upon 60 days prior written notice. The employment agreement provides that Mr. Hunter is entitled to receive 30% of the amounts paid by Harbor Global to Calypso Management from the liquidation of Harbor Global’s assets.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

The following graph compares, on a cumulative basis the percentage change in the total shareholder return on (i) the common shares, (ii) the NASDAQ Composite Index and (iii) the Wilshire Micro Cap Index.

The Company does not believe it can reasonable identify a peer group to which the total shareholder return on its Common Stock can be compared because of the unique nature of its business. The Company is a limited duration company seeking to liquidate its assets in a timely fashion on economically advantageous terms prior to October 24, 2005, the fifth anniversary of the Spin-off. Therefore, in the following graph, the Company has compared the total shareholder return on its Common Stock to the total shareholder return on the Wilshire Micro Cap Index, an index consisting of issuers with market capitalization similar to that of Harbor Global.

The graph assumes the investment of $100 in our Common Shares and in each index on August 28, 2000, the effective date of the company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the reinvestment of dividends. The share price performance on the following graph is not necessarily indicative of future performance.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Securities Exchange Act that might incorporate this document or future filings with the Securities and Exchange Commission, in whole or in part, the Shareholder Return Performance Presentation shall not be deemed to be incorporated by reference into any such filing.

OTHER MATTERS

The Board of Directors knows of no other items of business to be brought before the Annual Meeting other than as set forth above. If any other items of business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxies in accordance with their best judgment with regard to any such items. Discretionary authority for them to do so is contained in the enclosed proxy card.

SHAREHOLDER PROPOSALS

Under the rules and regulations of the Securities and Exchange Commission, shareholder proposals intended to be presented in the Company’s proxy statement and form of proxy for the 2004 annual meeting of shareholders, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), must be received at the principal executive offices of the Company no later than May 23, 2004 in order to be considered for inclusion in the Company’s proxy statement and form of proxy for that meeting.

In accordance with our Bye-Laws, proposals of shareholders intended for presentation at the 2004 annual general meeting of shareholders (but not intended to be included in our proxy statement for the meeting) may be made only by a shareholder of record who has given notice of the proposal to the Company at its principal executive offices no earlier than July 23, 2004 and no later than August 22, 2004. The notice must contain certain information as specified in our Bye-Laws. Any such proposal received after August 22, 2004 will not be considered “timely” under the federal proxy rules for purposes of determining whether the Company may use discretionary authority to vote on such proposal.

ANNUAL REPORT AND FORM 10-K

The Company distributed, prior to this proxy statement, to all of its shareholders of record as of December 31, 2002 a copy of its Annual Report to Shareholders for the fiscal year ended December 31, 2002. The Annual Report to Shareholders contains a copy of the Company’s Annual Report on Form 10-K (excluding exhibits) for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission, which includes the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2002.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission is available without charge upon written request by any shareholder to Harbor Global, One Faneuil Hall Marketplace, Boston, MA 02109, Attention: Donald H. Hunter.

Appendix A

HARBOR GLOBAL COMPANY LTD.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.    PURPOSE AND GENERAL RESPONSIBILITIES

The primary function of the Audit Committee is to allow the Board of Directors to fulfill its oversight responsibilities for financial matters. It performs this function by:

•	serving as an independent and objective party to monitor Harbor Global’s financial reporting process and internal control system;

•	reviewing and assessing audit efforts of Harbor Global independent auditors and any internal auditing initiatives; and

•	providing an avenue of open communication among Harbor Global’s independent auditors, financial and senior management, and Board of Directors.

While the Audit Committee has the responsibilities set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Harbor Global financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

II.    COMPOSITION

The Audit Committee shall have a Chairman appointed by the Board of Directors and be comprised of three independent directors. No member of the Audit Committee shall have a relationship to Harbor Global that may interfere with the exercise of his independent judgment. All members of the Audit Committee shall be financially literate as determined by the Board in its business judgment consistent with financial literacy guidelines adopted by the Board. At least one member of the Audit Committee must have accounting or related financial management expertise as determined by the Board in its business judgement. The initial Committee members will serve until the Company’s annual general meeting immediately following October 24, 2005. Thereafter, the Audit Committee members will be elected for a term expiring at the Company’s third annual general meeting following such election.

III.    MEETINGS AND ATTENDANCE

The Audit Committee shall meet at least two times a year or more frequently if circumstances dictate. Formal Audit Committee meetings will occur in November to discuss, inter alia, the audit scope and planned procedures for the annual audit and February for, inter alia, a review of the results of the annual audit. At these meetings, the Audit Committee shall meet separately with the independent auditor in executive session. Prior to release of the Company’s SEC Form 10Q during the first three quarters of the year, the Audit Committee shall receive the 10Q and the independent auditor will discuss with the Audit Committee their observations regarding the quarterly results including the use of estimates by management. The Chair of the Audit Committee may represent the entire Committee for purposes of this review.

At each meeting of the Audit Committee, the following individuals, or their designated representative, shall be present: the Chief Financial Officer; Controller of Calypso Management LLC; and the engagement partner for the independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other experts, advisors or professionals to render advice to the Audit Committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to attend a meeting of the Audit Committee or meet with any members of the Audit Committee.

IV.    RESPONSIBLILITIES AND DUTIES

Audit Committee Charter

The Audit Committee and the Board shall review this charter at least annually for adequacy and adopt any necessary changes. Should necessary charter changes come to the Audit Committee’s attention prior to its scheduled annual review, such changes may be adopted prior to the annual review.

Independent Auditor

It is understood that the independent auditor is ultimately accountable to the Audit Committee and the Board. In that regard, the Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditor. Factors considered in discharging this responsibility include the auditor’s independence, effectiveness, and fees.

At least annually, the Audit Committee shall review a formal written statement from the independent auditor delineating all relationships between the independent auditor and Harbor Global and discuss with the independent auditor all significant relationships the independent auditor has with Harbor Global to determine its independence and objectivity. Any necessary action resulting from that review shall be recommended by the Audit Committee.

The Audit Committee views updates on emerging accounting and auditing issues as critical to its function. In this regard, the independent auditor and management shall provide updates on emerging accounting and auditing issues, as well as an assessment of their potential impact on Harbor Global, on a timely basis throughout the year.

Internal Controls

Periodically, the Audit Committee shall review with the independent auditor and management personnel the adequacy and effectiveness of Harbor Global’s accounting and financial controls (including a review of any reports or communications required by or referred to in Statement of Auditing Standards No. 61), and elicit any recommendations for improvement of existing controls or the addition of new or more detailed controls.

Securities Fraud Whistleblower Policy

The Company adopted a Securities Fraud Whistleblower Policy that provides all employees with direct access to members of the Audit Committee. The Audit Committee or designated representative shall review all complaints received and if determined appropriate will perform a review in accordance with the guidelines specified in the Securities Fraud Whistleblower Policy.

Financial Reporting Process

Annual Process

In the First Quarter of each year, the Audit Committee shall review with the independent auditor and management Harbor Global’s annual audited financial statements and related financial disclosures. As a result of that review, the Board will determine whether the audited financials and related disclosures should be included in Harbor Global’s Annual Report on Form 10-K and the Annual Report to Shareholders. In connection with that review:

•	the independent auditor shall report on its completion of the annual audit, any significant issues arising and the form of the auditor’s report on the financial statements;

•	the independent auditor shall express its judgement regarding the quality and appropriateness of Harbor Global’s selection and application of accounting principles as they apply to its financial reporting;

•	the Audit Committee shall consider any significant changes to Harbor Global’s accounting practices as suggested by the independent auditor or management;

•	the Audit Committee shall review separately with management and the independent auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information; and

•	the Audit Committee shall review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as previously approved by the Audit Committee, have been implemented.

The Audit Committee shall review with management and its independent auditors the overall audit plan and scope of planned services for the annual audit. Throughout the year, management and the independent auditor shall describe material changes to the audit plan (in terms of scope and procedures to be used) and the progress of those plans to date.

Quarterly Process

Prior to each Form 10-Q filing by Harbor Global, the Audit Committee shall receive the 10Q and discuss with the independent auditors any significant issues arising in the auditor’s review of the quarterly financial statements in accordance with SAS 71 and related disclosures. The Chair of the Audit Committee may represent the entire Committee for purposes of this review.

Annual Audit Committee Report

Prior to the filing of Harbor Global’s annual Proxy Statement, the Audit Committee shall review and approve for inclusion in the Proxy Statement a “Report of the Audit Committee,” containing information required under Securities & Exchange Commission rules (Item 306 or Regulation S-K of the Securities and Exchange Act of 1934).

Report of Significant Litigation and Regulatory Matters

At least once a year, the Company’s legal adviser shall discuss with the Audit Committee any significant litigation or regulatory matters outstanding involving Harbor Global, if any. If significant litigation or regulatory matters arise during the year outside of a regularly scheduled report, those matters shall be brought to the attention of the Audit Committee at its next regularly scheduled meeting.

Additional Areas of Review

The Audit Committee may participate in other areas of review as designated by the Board, including but not limited to, the following:

Transactions with Management—The Audit Committee shall review past or proposed transactions between Harbor Global, members of management, directors and associates of directors.

Information Technology—Annually, the Audit Committee shall receive reports on the adequacy of Harbor Global’s computerized information system controls and related security.

Income Tax Matters—Annually, the Audit Committee shall receive a report from the Chief Financial Officer and Harbor Global’s independent tax advisor regarding certain income tax matters.

Derivative Securities—the Audit Committee shall receive a report, if applicable, from the Chief Financial Officer on Harbor Global’s use of derivative securities prior to entering into any material derivative transactions.

Foreign Corrupt Practices—The Audit Committee shall receive periodic reports regarding Harbor Global’s compliance with the provisions of the Foreign Corrupt Practices Act as well as the adequacy of Harbor Global’s internal controls to assure continued compliance with the Act.

Cash Management Procedures—Prior to Audit Committee meetings in November and February, the Audit Committee will receive a report from the Assistant Treasurer of Calypso Management outlining cash management procedures and compliance with the investment policy approved by the Board of Directors.

[HARBOR GLOBAL LETTERHEAD]

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

IF YOU SIGN, DATE AND MAIL YOUR PROXY WITHOUT INDICATING HOW YOU WANT TO VOTE, YOUR PROXY WILL BE COUNTED AS A VOTE “FOR” THE MATTERS STATED. IF YOU FAIL TO RETURN YOUR PROXY, YOUR PROXY WILL NOT BE COUNTED. EACH SHAREHOLDER IS URGED TO SUBMIT A SIGNED AND DATED PROXY.

The undersigned hereby appoints Stephen G. Kasnet and Donald H. Hunter, and each of them, as proxies, with full power of substitution in each, to vote all common shares, par value $.0025 per share, of Harbor Global Company Ltd. (the “Company”) which the undersigned is entitled to vote, at the Annual General Meeting of Shareholders (the “Annual Meeting”) of the Company to be held on Monday, October 20, 2003, at 11:00 a.m., Bermuda time, at Conyers, Dill & Pearman, Richmond House – Conference Suites – 2nd floor, 12 Par-la-Ville Road, Hamilton HM 08, Bermuda, and any adjournment thereof, on all matters set forth in the Notice of Annual General Meeting and Proxy Statement, dated September 19, 2003, receipt of which is hereby acknowledged by the undersigned, as follows:

IMPORTANT

Please mark this proxy, date it, sign it exactly as your name(s) appear(s) and return it in the enclosed postage paid envelope. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING ITEMS:

1.	To ratify and confirm the Board of Directors’ appointment of PricewaterhouseCoopers LLP as the independent auditor of the Company until the close of the Company’s 2003 annual general meeting at a fee to be agreed by the Directors acting through the Company’s Audit Committee.

          ☐    FOR         ☐    AGAINST         ☐    ABSTAIN

2.	To appoint PricewaterhouseCoopers LLP as independent auditor for the Company until the close of the Company’s 2004 Annual General Meeting at a fee to be agreed to by the Directors acting through the Company’s Audit Committee.

☐ FOR	☐ AGAINST ☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ABOVE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE AFORESAID PROXIES, OR THEIR DULY APPOINTED SUBSTITUTE(S) OF SUCH PROXIES, UPON ANY ADJOURMNENT(S) OF THE ANNUAL MEETING AND UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

Number of units ID Number Name 1 Name 2 Name 3 Address City, State, Zip	Dated:_________________________, 2003 ___________________________________ ___________________________________ Signature(s)